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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Reg. No. 333-67404) of Small Town Radio, Inc. of our report dated October 14, 2002 relating to the financial statements, which appears in the Annual Report to Shareholders in this Annual Report on Form 10-KSB.

/s/ Bridges & Dunn-Rankin, LLP

October 14, 2002
Atlanta, Georgia

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS